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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: November 15, 2001


                             WASTE MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                        1-12154                    73-1309529
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer Identification
incorporation or organization)                                           Number)
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     1001 Fannin Street, Suite 4000
          Houston, Texas                                        77002
 (Address of principal executive offices)                     (Zip Code)


                                 (713) 512-6200
              (Registrants' telephone number, including area code)

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ITEM 5.           OTHER EVENTS.

                  On November 15, 2001, Waste Management, Inc. (the "Company") entered into an underwriting agreement for the public offering of $400 million of its 6 1/2% Senior Notes due 2008 (the "Notes"). The Notes are to be issued under an Indenture dated as of September 10, 1997 between the Company and JPMorgan Chase Bank, as successor to The Chase Manhattan Bank, as Trustee.
Closing of the issuance and sale of the Notes is scheduled for November 20, 2001. Further information is included in Exhibits 1, 4.1 and 4.2.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         1        Underwriting Agreement dated November 15, 2001, among Waste
                  Management, Inc., Banc of America Securities LLC, J.P. Morgan
                  Securities Inc., Salomon Smith Barney Inc., ABN AMRO
                  Incorporated, Credit Suisse First Boston Corporation, Fleet
                  Securities, Inc., Goldman, Sachs & Co., Lehman Brothers Inc.,
                  Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan
                  Stanley & Co. Incorporated, and PNC Capital Markets, Inc.

         4.1      Form of Book-Entry Note representing 6 1/2% Senior Notes due
                  2008.

         4.2      Officers' Certificate

         5        Opinion of Baker Botts L.L.P.

         23       Consent of Arthur Andersen LLP.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               WASTE MANAGEMENT, INC.






Date:   November 20, 2001      By: /s/ David P. Steiner
                                  -------------------------------------------
                                       David P. Steiner
                                       Senior Vice President, General Counsel
                                       and Corporate Secretary



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                                  EXHIBIT INDEX

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

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
  1               Underwriting Agreement dated November 20, 2001, among Waste
                  Management, Inc., Banc of America Securities LLC, J.P. Morgan
                  Securities Inc., Salomon Smith Barney Inc., ABN AMRO
                  Incorporated, Credit Suisse First Boston Corporation, Fleet
                  Securities, Inc., Goldman, Sachs & Co., Lehman Brothers Inc.,
                  Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan
                  Stanley & Co. Incorporated, and PNC Capital Markets, Inc.

  4.1             Form of Book-Entry Note representing 6 1/2% Senior Notes due
                  2008.

  4.2             Officers' Certificate

  5               Opinion of Baker Botts L.L.P.

  23              Consent of Arthur Andersen LLP.
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